WORLD FUNDS TRUST

GVM Managed Volatility Fund (the "Fund")

Supplement dated February 4, 2011 to the
Class A Shares Prospectus  dated February 1, 2011

This supplement is an important notice regarding a change to the Fund and provides new and additional information beyond that contained in the Fund’s Class A Shares Prospectus and should be read in conjunction with the Class A Shares Prospectus.

1.	The following information replaces in its entirety the section entitled “FEES AND EXPENSES OF THE FUND” currently presented on pages 1 and 2 of Class A Shares Prospectus:

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section “Distribution Arrangements” of this prospectus and in the section “Distribution”  of the Fund’s statement of additional information.

Shareholder Transaction Fees (fees paid directly from your investment)
Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of NAV at the time of purchase)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fees (as a percentage of amount redeemed within 30 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution (12b-1) and Service Fees	0.25%
Other Expenses(1)	0.74%
Acquired Fund Fees and Expenses(2)	0.21%
Total Annual Fund Operating Expenses	2.20%
Less Fee Waivers and Reimbursements	(0.00%)
Net Operating Expenses(3)	2.20%

(1)	Estimated for the current fiscal year.
(2)
Estimated for the current fiscal year.  Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.

(3)
Gibson Volatility Management, LLC (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Net Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 1.99% of the Fund’s Class A Shares’ average daily net assets until February 28, 2012.  If at any point it becomes unnecessary for the Adviser to reduce its fees or make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and the Fund’s maximum expense limitation of 1.99% so the Adviser may recapture any of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                       3 Years

Class A Shares                                                      $785                      $1,224

2.	The following information replaces in its entirety the third paragraph under the section “MANAGEMENT” - “Investment Management” currently presented on page 10 of Class A Shares Prospectus:

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 1.99% of the Fund’s Class A Shares’ average daily net assets until February 28, 2012.  If at any point it becomes unnecessary for the Adviser to reduce its fees or make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and the Fund’s maximum expense limitation of 1.99% so the Adviser may recapture any of its prior fee reductions or expense reimbursements made during the preceding three-year period.

PLEASE RETAIN FOR FUTURE REFERENCE